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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      JANUARY 18, 2002


                        ADVANCED ENERGY INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     000-26966                 84-0846841
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


1625 SHARP POINT DRIVE, FORT COLLINS, COLORADO               80525
 (Address of Principal Executive Offices)                  (Zip Code)


         Registrant's telephone number, including area code:  (970) 221-4670



                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired

         Included with this report on Form 8-K/A as Exhibit 99.2 is the consolidated balance sheet of Aera Japan Limited, a Japanese corporation and its wholly owned subsidiaries, at June 30, 2001, and the related consolidated statements of operations, stockholders' equity and cash flows of Aera for the twelve-month period ended June 30, 2001, prepared in accordance with United States generally accepted accounting principles, and the related report of independent auditors.

         Also included with this report on Form 8-K/A as Exhibit 99.3 is an unaudited consolidated condensed balance sheet of Aera and its wholly owned subsidiaries at December 31, 2001 and 2000, and the related consolidated condensed statements of operations and cash flows of Aera for the six-month periods then ended, also prepared in accordance with United States generally accepted accounting principles.

         (b) Pro Forma Financial Information

         The unaudited pro forma combined condensed balance sheet and statement of operations included as Exhibit 99.4 are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the results that actually would have been realized had Advanced Energy Industries, Inc. and its consolidated subsidiaries and Aera been a combined company as of December 31, 2001 and during the specified periods. The pro forma statements, including the notes thereto, are qualified in their entirety by reference to, and should be read together with, the historical consolidated financial statements of Advanced Energy included in Advanced Energy's Form 10-K for the year ended December 31, 2001, and together with the historical consolidated financial statements of Aera, included elsewhere in this Form 8-K/A.

         The following pro forma statements give effect to the acquisition of Aera using the purchase method of accounting. The purchase price (cash paid and liabilities assumed) was allocated based upon the estimated fair value of assets acquired. The preliminary purchase price allocation is based on Advanced Energy's estimates of fair value, and is subject to change based upon final determination and appraisal of fair values. Accordingly, the accompanying pro forma financial statements do not reflect the actual liabilities assumed and goodwill or other intangible assets that will result from the transaction.

         The unaudited pro forma combined condensed balance sheet assumes that the business combination took place on December 31, 2001, and combined Aera's unaudited condensed consolidated balance sheet as of December 31, 2001 with Advanced Energy's audited condensed consolidated balance sheet as of December 31, 2001. The unaudited pro forma combined condensed statement of operations assumes the business combination took place as of January 1, 2001, and combined Aera's unaudited condensed consolidated statement of operations for the twelve-month period ended December 31, 2001 with


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Advanced Energy's audited condensed consolidated statement of operations for the twelve-month period ended December 31, 2001.

         (c) Exhibits

          Exhibit No.      Description
          -----------      -----------

               2.1 Stock Purchase Agreement (incorporated by reference to Advanced Energy's Registration Statement on Form S-3, as amended, File No. 333-72748)

               2.2 Amendment No. 1 to Stock Purchase Agreement (incorporated by reference to Advanced
                           Energy's Current Report on Form 8-K, filed
                           February 1, 2002)

               2.3 Forms of Minority Stock Purchase Agreements (incorporated by reference to Advanced
                           Energy's Current Report on Form 8-K, filed
                           February 1, 2002)

              23.1 Consent of Deloitte Touche Tohmatsu, independent auditors

              99.1 Press release issued by Advanced Energy dated January 22, 2002 (incorporated by reference to Advanced Energy's Current Report on Form 8-K, filed February 1, 2002)

              99.2 Consolidated financial statements of Aera Japan Limited at June 30, 2001

              99.3 Unaudited condensed consolidated financial statements of Aera Japan Limited at December 21, 2001 and 2000

              99.4         Pro Forma financial information


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 2, 2002                 Advanced Energy Industries, Inc.


                                    By:    /s/ Michael El-Hillow
                                           -----------------------------------
                                    Name:  Michael El-Hillow
                                    Title: Senior Vice President and Chief
                                           Financial Officer (Principal
                                           Financial Officer & Principal
                                           Accounting Officer)


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                                INDEX TO EXHIBITS

           Exhibit No.     Description
           -----------     -----------
               2.1         Stock Purchase Agreement (incorporated by
                           reference to Advanced Energy's Registration
                           Statement on Form S-3, as amended, File No.
                           333-72748)

               2.2         Amendment No. 1 to Stock Purchase Agreement
                           (incorporated by reference to Advanced
                           Energy's Current Report on Form 8-K, filed
                           February 1, 2002)

               2.3         Forms of Minority Stock Purchase Agreements
                           (incorporated by reference to Advanced
                           Energy's Current Report on Form 8-K, filed
                           February 1, 2002)

              23.1 Consent of Deloitte Touche Tohmatsu, independent auditors

              99.1         Press release issued by Advanced Energy dated
                           January 22, 2002 (incorporated by reference to Advanced Energy's Current Report on Form
                           8-K, filed February 1, 2002)

              99.2         Consolidated financial statements of Aera
                           Japan Limited at June 30, 2001

              99.3 Unaudited condensed consolidated financial statements of Aera Japan Limited at December 21, 2001 and 2000

              99.4         Pro Forma financial information